UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2003

                          ----------------------------

                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-50280
                            (Commission File Number)

                                    621847042
                     (I.R.S. Employer Identification Number)

                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)

                                 (615) 665-1858
                         (Registrant's telephone number,
                              including area code)

                                       N/A
              (Name or former address if changed since last report)
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Item 2.  Acquisition or Disposition of Assets

     On August 6, 2003, iPayment, Inc. (the "Company") issued a press release announcing that it had signed and simultaneously closed an agreement (the "Purchase Agreement") for the acquisition, through a wholly-owned subsidiary of the Company, of substantially all of the assets of Card Payment Solutions, Inc. ("CPS") The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The purchase price was approximately $16 million, consisting of $12 million cash, $3 million stock and the assumption of approximately $1 million of indebtedness, plus a contingent payment based upon performance up to a maximum of $3 million. The Company used its cash balances to fund the cash portion of the purchase price. The purchase price was determined based on arms-length negotiations and, prior to the commencement of negotiations for the acquisition, there was no material relationship between CPS and its affiliates, and the Company, it directors and officers and their respective affiliates.

     The foregoing summary of the terms of the acquisition is qualified in its entirety by reference to the text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired

     Not applicable.

(b)  Pro forma financial information

     Not Applicable

(c)  Exhibits.

Number    Description

2.1 Asset Purchase Agreement, dated as of August 5, 2003, among iPayment, Inc., CPS Acquisition, LLC, Card Payment Solutions, Inc., Zachary A. Hyman and Mathew B. Hyman.

99.1 Press Release dated August 6, 2003 entitled "iPayment Reports Second Quarter Results."

Item 12.  Results of Operations and Financial Condition

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated August 6, 2003 entitled "iPayment Reports Second Quarter Results." The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IPAYMENT, INC.

                                 By: /s/ Clay M. Whitson
                                    --------------------------------------------
                                    Name:   Clay M. Whitson
                                    Title:  Director and Chief Financial Officer

Dated:  August 6, 2003

                                  EXHIBIT INDEX

Exhibit   Description

2.1 Asset Purchase Agreement, dated as of August 5, 2003, among iPayment, Inc., CPS Acquisition, LLC, Card Payment Solutions, Inc., Zachary A. Hyman and Mathew B. Hyman.

99.1 Press Release dated August 6, 2003 entitled "iPayment Reports Second Quarter Results."